EXHIBIT 99.1

State Auto Financial reports third quarter 2019 results
•Quarterly earnings of $0.25 per share
•Quarterly net income from operations1 of $0.34 per share
•Quarterly GAAP combined ratio of 99.5
•Return on equity of 3.4%
•Book value per share of $21.68

COLUMBUS, OHIO - October 31, 2019 - State Auto Financial Corporation (NASDAQ:STFC) today reported third quarter 2019 net income of $11.5 million, or $0.25 per diluted share, compared to net income of $33.4 million, or $0.76 per diluted share, for the same 2018 period. Net income from operations1 per diluted share for the third quarter of 2019 was $0.34 versus $0.44 for the same 2018 period.
For the first nine months of 2019, STFC had net income of $54.7 million, or $1.25 per diluted share, compared to net income of $37.3 million, or $0.86 per diluted share, for the same 2018 period. Net income from operations1 per diluted share for the first nine months of 2019 was $0.34 versus $0.53 for the same 2018 period.
GAAP Operating Results
STFC’s GAAP combined ratio for the third quarter 2019 was 99.5 compared to 98.4 for the same 2018 period. Catastrophe losses during the third quarter 2019 accounted for 3.3 points of the 65.2 total loss ratio points, or $10.6 million, versus 5.3 points of the total 62.3 loss ratio points, or $16.3 million, for the same period in 2018. Non-catastrophe losses and ALAE during the third quarter 2019 included 5.1 points of favorable development relating to prior years, or $16.1 million, versus 5.9 points of favorable development, or $18.1 million, for the same period in 2018.
STFC’s GAAP combined ratio for the first nine months of 2019 was 103.6 compared to 102.6 for the same 2018 period. Catastrophe losses for the first nine months of 2019 accounted for 8.1 points of the 68.6 total loss ratio points, or $75.7 million, versus 6.8 points of the total 66.8 loss ratio points, or $63.6 million, for the same period in 2018. Non-catastrophe losses and ALAE for the first nine months of 2019 included 5.6 points of favorable development relating to prior years, or $51.7 million, versus 5.6 points of favorable development, or $52.2 million, for the same period in 2018.
SAP Personal and Commercial Operating Results
The exit from our specialty insurance business resulted in the elimination of specialty insurance as a reportable segment as it is no longer material to our results. Specialty results, labeled as "specialty run-off," are included in the SAP Insurance Segment Results tables below to enable reconciliation to total underwriting results.
Net written premium for the third quarter 2019 increased 11.0% compared to the same period in 2018. By insurance segment, net written premium for the personal and commercial segments increased 7.4% and 16.8%, respectively. The increase in the personal segment was primarily due to new business growth and rate increases in homeowners and other personal. The improvement was partially offset by a decrease in net written premiums in personal auto due to declines in new business and retention. The increase in the commercial segment was led by new business growth in commercial auto and middle market commercial. The improvement was partially offset by a decrease in net written premiums in workers’ compensation due to continued intense competition in this market.
Net written premium for the first nine months of 2019 increased 10.6% compared to the same period in 2018. Net written premium for the personal and commercial segments increased 9.8% and 11.9%, respectively. The improved trends in the personal and commercial segments' net written premium were due to the same factors discussed above for the third quarter.

The SAP personal and commercial segments' combined ratio2 for the third quarter 2019 was 98.7 compared to 96.4 for the same 2018 period. Catastrophe losses during the third quarter 2019 accounted for 3.2 points of the total 65.4 loss ratio points, or $10.3 million, versus 5.5 points of the total 61.4 loss ratio points, or $15.9 million, for the same period in 2018. Non-catastrophe losses and ALAE during the third quarter 2019 included 4.8 points of favorable development relating to prior years, or $15.2 million, versus 6.9 points of favorable development, or $19.9 million, for the same period in 2018.
The SAP personal and commercial segments' combined ratio for the first nine months of 2019 was 102.7 compared to 100.8 for the same 2018 period. Catastrophe losses during the third quarter 2019 accounted for 7.8 points of the total 68.5 loss ratio points, or $71.7 million, versus 7.6 points of the total 66.0 loss ratio points, or $63.4 million, for the same period in 2018. Non-catastrophe losses and ALAE during the third quarter 2019 included 5.8 points of favorable development relating to prior years, or $54.1 million, versus 6.7 points of favorable development, or $56.4 million, for the same period in 2018.
Book Value and Return on Equity
STFC’s book value increased to $21.68 per share as of September 30, 2019, compared to $21.07 on June 30, 2019. The increase in book value was driven by increases in the market value of our investment portfolio.
Return on stockholders’ equity for the 12 months ended September 30, 2019, was 3.4% compared to 3.7% for the 12 months ended September 30, 2018.
STFC’s Chairman, President and CEO Mike LaRocco commented on the quarter as follows:
"We’re very pleased with our overall third quarter 2019 results. It was a quarter where the validation of our move to digital extended beyond personal insurance, to small commercial and commercial auto. Our results demonstrated our ability to deliver on our commitment to profitably grow commercial lines and our agents' willingness to accept our new platform for these lines.
"The SAP personal and commercial segments’ third quarter combined ratio of 98.7 included 3.2 points of catastrophe losses.
"Personal lines delivered a 100.6 combined ratio and 7.4% growth. Homeowners continued to perform well, with 19.5% growth and a 99.9 combined ratio, helped by lower catastrophe losses. In personal auto, we’ve been working to improve business processes, including improved service features on our new platform and ongoing adjustments to our pricing models.We’re confident these efforts will lead to improvement in growth and underwriting results in this important line.
"Commercial lines delivered a 95.9 combined ratio and 16.8% growth for the third quarter, even without the benefit of our new digital platform for our middle market commercial product, farm and ranch and workers compensation; those products will launch next year. Across commercial lines, we are seeing the results of a committed, passionate and focused team that has made us a valued market for small and mid-sized business risks.
"Becoming a more efficient organization remains key to our continued progress. Associates throughout the organization are working every day to identify operational improvements that reduce expenses and make us both more efficient and effective. I am very confident in our ability to deliver."

About State Auto Financial Corporation
State Auto Financial Corporation, headquartered in Columbus, Ohio, is a super regional property and casualty insurance holding company and is proud to be a Trusted Choice® company partner. STFC stock is traded on the NASDAQ Global Select Market, which represents the top fourth of all NASDAQ listed companies.
The insurance subsidiaries of State Auto Financial Corporation are part of the State Auto Group. The State Auto Group markets its insurance products throughout the United States, through independent insurance agencies. The State Auto Group is rated A- (Excellent) by the A.M. Best Company and includes State Automobile Mutual, State Auto Property & Casualty, State Auto Ohio, State Auto Wisconsin, Milbank, Meridian Security, Patrons Mutual, Rockhill Insurance, Plaza Insurance, American Compensation and Bloomington Compensation. Additional information on State Auto Financial Corporation and the State Auto Insurance Companies can be found online at http://www.StateAuto.com/STFC.
STFC has scheduled a conference call with interested investors for Thursday, October 31, at 11 a.m. ET to discuss the Company’s third quarter 2019 performance. Live and archived broadcasts of the call can be accessed at http://www.StateAuto.com/STFC. A replay of the call can be heard beginning at 2 p.m., October 31, by calling 855-859-2056, conference ID 6146097. Supplemental schedules detailing the Company’s third quarter 2019 financial, sales and underwriting results are made available on http://www.StateAuto.com/STFC prior to the conference call.
1 Net earnings (loss) from operations, a non-GAAP financial measure which management believes is informative to Company management and investors, differs from GAAP net income (loss) only by the exclusion of net investment gain (loss), net of applicable taxes, on investment activity for the periods being reported. For STFC, this amounted to a loss of $0.09 per diluted share for the third quarter of 2019 and income of $0.91 year-to-date 2019 versus income of $0.32 per diluted share for the third quarter 2018 and income of $0.33 year-to-date 2018.
2 Insurance industry regulators require STFC's insurance subsidiaries to report their financial condition and results of operations using Statutory Accounting Practices ("SAP"). The SAP personal and commercial segments' combined ratio is a measure used by management to evaluate STFC’s operating performance for its ongoing operations. Details behind the compilation of these results can be found on pages 18 - 21 of this release.
* * * * *
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in State Auto Financial's Form 10-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) legislative changes at both the state and federal level, state and federal regulatory rule making promulgations and adjudications, class action litigation involving the insurance industry and judicial decisions affecting claims, policy coverages and the general costs of doing business, the impact of competition on products and pricing, inflation in the costs of the products and services insurance pays for, product development, geographic spread of risk, weather and weather-related events, and other types of catastrophic events. State Auto Financial undertakes no obligation to update or revise any forward-looking statements.

State Auto Financial Corporation

Media contact:
Kyle Anderson, 614-917-5497
Kyle.Anderson@StateAuto.com

or

Investor contact:
Natalie Schoolcraft, 614-917-4341
Natalie.Schoolcraft@StateAuto.com

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Selected Consolidated Financial Data
($ in millions, except per share amounts)
(unaudited)	Three months ended September 30		Nine months ended September 30
	2019	2018	2019	2018
Net premiums written	$346.8	$312.4	$994.5	$912.7

Earned premiums	319.6	306.8	930.0	929.2
Net investment income	19.3	20.8	60.4	62.2
Net investment (loss) gain	(5.0)	17.8	50.2	18.2
Other income	0.6	0.6	1.6	1.8
Total revenue	334.5	346.0	1,042.2	1,011.4

Income before federal income taxes	12.7	41.0	66.7	45.4

Federal tax expense	1.2	7.6	12.0	8.1
Net income	$11.5	$33.4	$54.7	$37.3

Earnings per common share:
- basic	$0.26	$0.78	$1.26	$0.87
- diluted	$0.25	$0.76	$1.25	$0.86
Earnings per share from operations(A):
- basic	$0.35	$0.45	$0.35	$0.54
- diluted	$0.34	$0.44	$0.34	$0.53
Weighted average shares outstanding:
- basic	43.5	43.0	43.4	42.8
- diluted	44.0	43.6	44.0	43.3
Return on average equity (LTM)	3.4%	3.7%
Book value per share	$21.68	$19.36
Dividends paid per share	$0.10	$0.10	$0.30	$0.30
Total shares outstanding	43.5	43.0

GAAP ratios:
Cat loss and ALAE ratio	3.3	5.3	8.1	6.8
Non-cat loss and LAE ratio	61.9	57.0	60.5	60.0
Loss and LAE ratio	65.2	62.3	68.6	66.8
Expense ratio	34.3	36.1	35.0	35.8
Combined ratio	99.5	98.4	103.6	102.6

(A) Reconciliation of non-GAAP financial measure:
Net income from operations:
Net income	$11.5	$33.4	$54.7	$37.3
Net investment (loss) gain, net of tax	(3.5)	14.0	39.6	14.3
Net income from operations	$15.0	$19.4	$15.1	$23.0

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets
($ and shares in millions, except per share amounts)
(unaudited)	September 30	December 31
	2019	2018
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost $2,129.0 and $2,188.2, respectively)	$2,189.3	$2,159.5
Equity securities	373.3	315.0
Other invested assets	64.6	48.8
Other invested assets, at cost	6.5	5.6
Notes receivable from affiliate	70.0	70.0
Total investments	2,703.7	2,598.9

Cash and cash equivalents	38.3	59.8
Accrued investment income and other assets	34.7	32.4
Deferred policy acquisition costs	114.3	101.9
Reinsurance recoverable on losses and loss expenses payable	7.2	5.5
Prepaid reinsurance premiums	7.5	6.6
Due from affiliate	17.4	—
Current federal income taxes	6.3	5.9
Net deferred federal income taxes	46.2	77.8
Property and equipment, net	4.2	7.1
Total assets	$2,979.8	$2,895.9

LIABILITIES
Losses and loss expenses payable	$1,092.7	$1,146.8
Unearned premiums	649.2	584.2
Notes payable (affiliates $15.2 and $15.2, respectively)	122.0	122.0
Pension and postretirement benefits	70.3	83.0
Due to affiliate	—	22.4
Other liabilities	101.9	119.0
Total liabilities	2,036.1	2,077.4

STOCKHOLDERS' EQUITY
Common stock, without par value. Authorized 100.0 shares; 50.3 and 50.0 shares issued, respectively, at stated value of $2.50 per share	125.8	125.0
Treasury stock, 6.8 and 6.8 shares, respectively, at cost	(117.5)	(117.0)
Additional paid-in capital	205.2	194.2
Accumulated other comprehensive loss	(24.2)	(96.4)
Retained earnings	754.4	712.7
Total stockholders' equity	943.7	818.5
Total liabilities and stockholders' equity	$2,979.8	$2,895.9

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Income
($ in millions, except per share amounts)
(unaudited)	Three months ended September 30		Nine months ended September 30
	2019	2018	2019	2018
Earned premiums	$319.6	$306.8	$930.0	$929.2
Net investment income	19.3	20.8	60.4	62.2
Net investment (loss) gain	(5.0)	17.8	50.2	18.2
Other income from affiliates	0.6	0.6	1.6	1.8
Total revenues	334.5	346.0	1,042.2	1,011.4

Losses and loss expenses	208.4	191.0	637.6	621.1
Acquisition and operating expenses	109.7	110.9	325.2	333.0
Interest expense	1.2	1.2	3.7	4.5
Other expenses	2.5	1.9	9.0	7.4
Total expenses	321.8	305.0	975.5	966.0

Income before federal income taxes	12.7	41.0	66.7	45.4
Federal income tax expense (benefit):
Current	—	(0.1)	(0.4)	(1.1)
Deferred	1.2	7.7	12.4	9.2
Federal income tax expense	1.2	7.6	12.0	8.1
Net income	$11.5	$33.4	$54.7	$37.3
Earnings per common share:
Basic	$0.26	$0.78	$1.26	$0.87
Diluted	$0.25	$0.76	$1.25	$0.86
Dividends paid per common share	$0.10	$0.10	$0.30	$0.30

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income (Loss)
($ in millions)
(unaudited)	Three months ended September 30		Nine months ended September 30
	2019	2018	2019	2018
Net income	$11.5	$33.4	$54.7	$37.3
Other comprehensive income (loss), net of tax:
Net unrealized holding gain (loss) on available-for-sale investments:
Unrealized holding gain (loss)	22.6	(14.7)	91.8	(61.6)
Reclassification adjustments for gains realized in net income	(1.2)	—	(2.8)	(1.7)
Income tax (expense) benefit	(4.5)	3.1	(18.7)	13.3
Total net unrealized holding gain (loss) on available- for-sale investments	16.9	(11.6)	70.3	(50.0)
Net unrecognized benefit plan obligations:
Reclassification adjustments for amortization to statements of income:
Prior service credit	(1.6)	(1.6)	(4.8)	(4.8)
Net actuarial loss	2.4	3.3	7.2	9.9
Income tax expense	(0.2)	(0.4)	(0.5)	(1.1)
Total net unrecognized benefit plan obligations	0.6	1.3	1.9	4.0
Other comprehensive income (loss)	17.5	(10.3)	72.2	(46.0)
Comprehensive income (loss)	$29.0	$23.1	$126.9	$(8.7)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statement of Stockholders' Equity
($ and shares in millions)
(unaudited)	Nine Months Ended	Year Ended
	September 30	December 31
	2019	2018
Common shares:
Balance at beginning of year	50.0	49.2
Issuance of shares	0.3	0.8
Balance at period ended	50.3	50.0

Treasury shares:
Balance at beginning of year	(6.8)	(6.8)
Balance at period ended	(6.8)	(6.8)

Common stock:
Balance at beginning of year	$125.0	$123.0
Issuance of shares	0.8	2.0
Balance at period ended	125.8	125.0

Treasury stock:
Balance at beginning of year	$(117.0)	$(116.8)
Shares acquired on stock award exercises and vested restricted shares	(0.5)	(0.2)
Balance at beginning of year and period ended	(117.5)	(117.0)

Additional paid-in capital:
Balance at beginning of year	$194.2	$171.8
Issuance of common stock	4.0	13.3
Stock awards granted	7.0	9.1
Balance at period ended	205.2	194.2

Accumulated other comprehensive (loss) income:
Balance at beginning of the year	$(96.4)	$3.8
Cumulative effect of change in accounting for equity securities and other invested assets and reclassification of stranded tax effects as of January 1, 2018	—	(63.9)
Change in unrealized holding gain (loss) on investments, net of tax	70.3	(38.3)
Change in unrecognized benefit plan obligations, net of tax	1.9	2.0
Balance at period ended	(24.2)	(96.4)

Retained earnings:
Balance at beginning of year	$712.7	$653.2
Cumulative effect of change in accounting for equity securities and other invested assets and reclassification of stranded tax effects as of January 1, 2018	—	63.9
Net income	54.7	12.8
Cash dividends paid	(13.0)	(17.2)
Balance at period ended	754.4	712.7
Total stockholders' equity at period ended	$943.7	$818.5

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flow
($ in millions)
(unaudited)	Nine months ended
	September 30
	2019	2018
Cash flows from operating activities:
Net income	$54.7	$37.3
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization, net	6.2	6.7
Share-based compensation	7.0	5.7
Net investment gain	(50.2)	(18.2)
Changes in operating assets and liabilities:
Deferred policy acquisition costs	(12.4)	5.8
Accrued investment income and other assets	(2.3)	(3.0)
Postretirement and pension benefits	(12.2)	(16.3)
Other liabilities and due to/from affiliates, net	(55.0)	19.0
Reinsurance recoverable on losses and loss expenses payable and prepaid reinsurance premiums	(2.6)	(2.3)
Losses and loss expenses payable	(54.1)	(56.9)
Unearned premiums	65.0	(16.2)
Deferred tax expense on share-based awards	(0.7)	—
Federal income taxes	12.7	8.1
Net cash used in operating activities	(43.9)	(30.3)
Cash flows from investing activities:
Purchases of fixed maturities available-for-sale	(459.9)	(267.0)
Purchases of equity securities	(48.9)	(82.2)
Purchases of other invested assets	(12.9)	(1.1)
Maturities, calls and pay downs of fixed maturities available-for-sale	267.1	180.4
Sales of fixed maturities available-for-sale	248.7	69.7
Sales of equity securities	34.4	89.3
Sales of other invested assets	1.0	0.9
Net disposal of property and equipment	1.6	—
Net cash provided by (used in) investing activities	31.1	(10.0)
Cash flows from financing activities:
Proceeds from issuance of common stock	4.8	11.7
Payments to acquire treasury stock	(0.5)	(0.2)
Payment of dividends	(13.0)	(12.8)
Payment of prepayment fee	—	(0.4)
Net cash used in financing activities	(8.7)	(1.7)
Net increase (decrease) in cash and cash equivalents	(21.5)	(42.0)
Cash and cash equivalents at beginning of period	59.8	91.5
Cash and cash equivalents at end of period	$38.3	$49.5
Supplemental disclosures:
Interest paid (affiliates $0.7 and $0.7, respectively)	$3.5	$4.5

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Net Investment Income
($ in millions)
(unaudited)
	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019
Quarter to Date
Gross investment income:
Fixed maturities	$15.1	$15.0	$15.4	$14.7	$14.4
TIPS	1.3	0.9	(0.3)	2.6	0.9
Total fixed maturities	16.4	15.9	15.1	17.3	15.3
Equity securities	3.0	4.8	2.8	3.1	3.0
Other	1.7	2.0	1.7	1.4	1.1
Total gross investment income	21.1	22.7	19.6	21.8	19.4
Less: Investment expenses	0.3	—	0.2	0.1	0.1
Net investment income	$20.8	$22.7	$19.4	$21.7	$19.3

Year to Date
Gross investment income:
Fixed maturities	$45.0	$60.0	$15.4	$30.1	$44.5
TIPS	4.4	5.3	(0.3)	2.3	3.2
Total fixed maturities	49.4	65.3	15.1	32.4	47.7
Equity securities	8.6	13.4	2.8	5.9	8.9
Other	5.2	7.2	1.7	3.1	4.2
Total gross investment income	63.2	85.9	19.6	41.4	60.8
Less: Investment expenses	1.0	1.0	0.2	0.3	0.4
Net investment income	$62.2	$84.9	$19.4	$41.1	$60.4

	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019
TIPS, fair value	$143.8	$142.3	$147.0	$145.2	$135.3
TIPS, book value	$140.8	$141.2	$140.5	$137.4	$125.9

Net Investment (Loss) Gain
($ in millions)
unaudited	Three months ended September 30		Nine months ended September 30
	2019	2018	2019	2018
Realized gains on sales of securities:
Fixed maturities	$1.2	$—	$2.8	$1.7
Equity securities	0.2	1.0	1.7	6.0
Total realized gains	1.4	1.0	4.5	7.7
Realized losses on sales of securities:
Sales of equity securities	(2.0)	—	(4.2)	(0.6)
Total realized losses	(2.0)	—	(4.2)	(0.6)
Net realized (loss) gain on investments	$(0.6)	$1.0	$0.3	$7.1

Net unrealized (loss) gain on investments¹:
Equity securities	(4.1)	16.4	46.4	12.8
Other invested assets	(0.3)	0.4	4.8	(1.7)
Net unrealized (loss) gain on investments	(4.4)	16.8	51.2	11.1
Other net realized loss	$—	$—	$(1.3)	$—
Net investment (loss) gain	$(5.0)	$17.8	$50.2	$18.2
[1] Unrealized holding gains (losses) recognized during the period on securities held at the reporting date

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Income Taxes
($ in millions)
(unaudited)
The following table sets forth the tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities:
	September 30	December 31
	2019	2018
Deferred tax assets:
Unearned premiums not currently deductible	$27.0	$24.3
Losses and loss expenses payable discounting	10.8	19.9
Postretirement and pension benefits	19.3	21.4
Net unrealized holding losses on investments	—	6.2
Realized loss on other-than-temporary impairment	2.0	1.9
Other liabilities	13.3	14.8
Net operating loss carryforward	15.7	15.1
Tax credit carryforwards	2.5	2.7
Other	—	1.6
Total deferred tax assets	93.3	107.9
Deferred tax liabilities:
Deferral of policy acquisition costs	24.0	21.4
Net unrealized holding gains on investments	21.9	—
Losses and loss expenses payable discounting (transition rule)	—	8.7
Other	1.2	0.1
Total deferred tax liabilities	47.1	30.1
Net deferred federal income taxes	$46.2	$77.8

The following table sets forth the components of federal income tax expense (benefit):
	Three months ended September 30		Nine months ended September 30
	2019	2018	2019	2018
Income before federal income taxes	$12.7	$41.0	$66.7	$45.4
Federal income tax expense (benefit)
Current	—	(0.1)	(0.4)	(1.1)
Deferred	1.2	7.7	12.4	9.2
Total federal income tax expense	1.2	7.6	12.0	8.1
Net income	$11.5	$33.4	$54.7	$37.3

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Personal Insurance Segment Results
(unaudited)
($ in millions)
Three months ended September 30, 2019	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$107.1	$91.5	$11.2	$209.8
Net earned premiums	108.3	75.6	8.8	192.7
Losses and LAE incurred:
Cat loss and ALAE	0.9	7.0	0.3	8.2
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.2)	—	(0.9)	(2.1)
Current accident year non-cat loss and ALAE	73.0	41.2	4.7	118.9
Total non-cat loss and ALAE	71.8	41.2	3.8	116.8
Total Loss and ALAE	72.7	48.2	4.1	125.0
ULAE	7.4	4.4	0.2	12.0
Total Loss and LAE	80.1	52.6	4.3	137.0
Underwriting expenses	30.9	27.8	3.3	62.0
Net underwriting (loss) gain	$(2.7)	$(4.8)	$1.2	$(6.3)

Cat loss and ALAE ratio	0.8%	9.2%	3.5%	4.2%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(1.2)%	0.1%	(9.8)%	(1.1)%
Current accident year non-cat loss and ALAE ratio	67.4%	54.5%	52.5%	61.7%
Total non-cat loss and ALAE ratio	66.2%	54.6%	42.7%	60.6%
Total Loss and ALAE ratio	67.0%	63.8%	46.2%	64.8%
ULAE ratio	6.9%	5.8%	2.0%	6.2%
Total Loss and LAE ratio	73.9%	69.6%	48.2%	71.0%
Expense ratio	28.9%	30.3%	29.6%	29.6%
Combined ratio	102.8%	99.9%	77.8%	100.6%

($ in millions)
Three months ended September 30, 2018	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$110.7	$76.6	$8.0	$195.3
Net earned premiums	103.5	63.7	5.8	173.0
Losses and LAE incurred:
Cat loss and ALAE	0.9	11.1	0.8	12.8
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(7.3)	(1.5)	(0.8)	(9.6)
Current accident year non-cat loss and ALAE	61.9	27.6	2.4	91.9
Total non-cat loss and ALAE	54.6	26.1	1.6	82.3
Total Loss and ALAE	55.5	37.2	2.4	95.1
ULAE	6.8	3.8	0.1	10.7
Total Loss and LAE	62.3	41.0	2.5	105.8
Underwriting expenses	32.6	24.9	2.8	60.3
Net underwriting gain (loss)	$8.6	$(2.2)	$0.5	$6.9

Cat loss and ALAE ratio	0.8%	17.4%	13.7%	7.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(7.1)%	(2.3)%	(14.5)%	(5.6)%
Current accident year non-cat loss and ALAE ratio	59.8%	43.2%	43.0%	53.1%
Total non-cat loss and ALAE ratio	52.7%	40.9%	28.5%	47.5%
Total Loss and ALAE ratio	53.5%	58.3%	42.2%	54.9%
ULAE ratio	6.6%	5.9%	1.1%	6.2%
Total Loss and LAE ratio	60.1%	64.2%	43.3%	61.1%
Expense ratio	29.5%	32.6%	34.4%	30.9%
Combined ratio	89.6%	96.8%	77.7%	92.0%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Nine months ended September 30, 2019	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$324.8	$241.4	$29.0	$595.2
Net earned premiums	322.1	216.1	24.3	562.5
Losses and LAE incurred:
Cat loss and ALAE	5.4	47.8	4.0	57.2
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(11.0)	0.5	(1.9)	(12.4)
Current accident year non-cat loss and ALAE	207.8	110.4	12.7	330.9
Total non-cat loss and ALAE	196.8	110.9	10.8	318.5
Total Loss and ALAE	202.2	158.7	14.8	375.7
ULAE	22.2	15.1	0.9	38.2
Total Loss and LAE	224.4	173.8	15.7	413.9
Underwriting expenses	96.7	74.8	9.1	180.6
Net underwriting gain (loss)	$1.0	$(32.5)	$(0.5)	$(32.0)

Cat loss and ALAE ratio	1.6%	22.1%	16.5%	10.2%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(3.4)%	0.3%	(7.8)%	(2.2)%
Current accident year non-cat loss and ALAE ratio	64.5%	51.0%	52.0%	58.7%
Total non-cat loss and ALAE ratio	61.1%	51.3%	44.2%	56.5%
Total Loss and ALAE ratio	62.7%	73.4%	60.7%	66.7%
ULAE ratio	6.9%	7.0%	3.7%	6.8%
Total Loss and LAE ratio	69.6%	80.4%	64.4%	73.5%
Expense ratio	29.8%	31.0%	31.5%	30.4%
Combined ratio	99.4%	111.4%	95.9%	103.9%

($ in millions)
Nine months ended September 30, 2018	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$318.8	$203.0	$20.1	$541.9
Net earned premiums	296.1	182.0	16.1	494.2
Losses and LAE incurred:
Cat loss and ALAE	4.8	38.1	2.2	45.1
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(18.5)	(7.2)	(1.1)	(26.8)
Current accident year non-cat loss and ALAE	193.6	81.9	8.0	283.5
Total non-cat loss and ALAE	175.1	74.7	6.9	256.7
Total Loss and ALAE	179.9	112.8	9.1	301.8
ULAE	17.7	12.4	0.6	30.7
Total Loss and LAE	197.6	125.2	9.7	332.5
Underwriting expenses	92.9	65.9	7.5	166.3
Net underwriting gain (loss)	$5.6	$(9.1)	$(1.1)	$(4.6)

Cat loss and ALAE ratio	1.6%	20.9%	13.5%	9.1%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(6.3)%	(3.9)%	(7.1)%	(5.4)%
Current accident year non-cat loss and ALAE ratio	65.4%	45.0%	50.0%	57.4%
Total non-cat loss and ALAE ratio	59.1%	41.1%	42.9%	52.0%
Total Loss and ALAE ratio	60.7%	62.0%	56.4%	61.1%
ULAE ratio	6.0%	6.8%	3.7%	6.2%
Total Loss and LAE ratio	66.7%	68.8%	60.1%	67.3%
Expense ratio	29.1%	32.5%	37.2%	30.7%
Combined ratio	95.8%	101.3%	97.3%	98.0%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Commercial Insurance Segment Results
(unaudited)
($ in millions)
Three months ended September 30, 2019	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$27.7	$30.0	$39.8	$23.9	$11.4	$4.6	$137.4
Net earned premiums	23.8	29.9	34.9	21.7	12.4	4.3	127.0
Losses and LAE incurred:
Cat loss and ALAE	0.1	1.1	0.5	—	0.4	—	2.1
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.1)	(4.1)	(1.2)	(4.4)	(0.7)	(1.6)	(13.1)
Current accident year non-cat loss and ALAE	15.2	17.9	19.7	13.9	6.2	3.2	76.1
Total non-cat loss and ALAE	14.1	13.8	18.5	9.5	5.5	1.6	63.0
Total Loss and ALAE	14.2	14.9	19.0	9.5	5.9	1.6	65.1
ULAE	1.6	1.3	2.0	1.8	0.4	0.1	7.2
Total Loss and LAE	15.8	16.2	21.0	11.3	6.3	1.7	72.3
Underwriting expenses	11.9	11.7	15.9	7.2	4.7	2.1	53.5
Net underwriting (loss) gain	$(3.9)	$2.0	$(2.0)	$3.2	$1.4	$0.5	$1.2

Cat loss and ALAE ratio	0.5%	3.7%	1.6%	—%	3.2%	—%	1.7%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(4.6)%	(13.7)%	(3.6)%	(20.1)%	(5.7)%	(37.9)%	(10.4)%
Current accident year non-cat loss and ALAE ratio	63.8%	60.1%	56.3%	64.2%	50.0%	75.9%	60.0%
Total non-cat loss and ALAE ratio	59.2%	46.4%	52.7%	44.1%	44.3%	38.0%	49.6%
Total Loss and ALAE ratio	59.7%	50.1%	54.3%	44.1%	47.5%	38.0%	51.3%
ULAE ratio	6.7%	4.2%	5.7%	8.3%	3.2%	4.1%	5.7%
Total Loss and LAE ratio	66.4%	54.3%	60.0%	52.4%	50.7%	42.1%	57.0%
Expense ratio	43.0%	39.1%	40.0%	30.0%	41.7%	42.2%	38.9%
Combined ratio	109.4%	93.4%	100.0%	82.4%	92.4%	84.3%	95.9%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended September 30, 2018	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$19.1	$29.1	$30.7	$24.1	$10.7	$3.9	$117.6
Net earned premiums	18.8	30.5	29.4	21.3	11.3	3.9	115.2
Losses and LAE incurred:
Cat loss and ALAE	(0.4)	2.1	0.5	—	0.8	0.1	3.1
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.1)	(1.8)	(2.1)	(2.5)	(1.0)	(1.8)	(10.3)
Current accident year non-cat loss and ALAE	11.5	18.5	18.7	14.3	6.5	2.3	71.8
Total non-cat loss and ALAE	10.4	16.7	16.6	11.8	5.5	0.5	61.5
Total Loss and ALAE	10.0	18.8	17.1	11.8	6.3	0.6	64.6
ULAE	0.9	1.8	1.6	1.8	0.3	0.2	6.6
Total Loss and LAE	10.9	20.6	18.7	13.6	6.6	0.8	71.2
Underwriting expenses	8.8	12.7	12.5	7.4	5.5	2.3	49.2
Net underwriting (loss) gain	$(0.9)	$(2.8)	$(1.8)	$0.3	$(0.8)	$0.8	$(5.2)

Cat loss and ALAE ratio	(1.8)%	6.8%	1.7%	—%	7.3%	2.1%	2.7%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.9)%	(5.8)%	(7.3)%	(12.0)%	(8.2)%	(44.6)%	(8.9)%
Current accident year non-cat loss and ALAE ratio	60.9%	60.6%	63.6%	67.5%	57.5%	60.8%	62.4%
Total non-cat loss and ALAE ratio	55.0%	54.8%	56.3%	55.5%	49.3%	16.2%	53.5%
Total Loss and ALAE ratio	53.2%	61.6%	58.0%	55.5%	56.6%	18.3%	56.2%
ULAE ratio	5.1%	5.7%	5.3%	8.1%	2.4%	6.5%	5.7%
Total Loss and LAE ratio	58.3%	67.3%	63.3%	63.6%	59.0%	24.8%	61.9%
Expense ratio	46.3%	43.6%	40.5%	30.5%	51.5%	57.7%	41.8%
Combined ratio	104.6%	110.9%	103.8%	94.1%	110.5%	82.5%	103.7%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Nine months ended September 30, 2019	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$81.4	$92.0	$115.1	$58.8	$37.4	$14.1	$398.8
Net earned premiums	65.3	88.9	98.1	60.3	36.2	12.6	361.4
Losses and LAE incurred:
Cat loss and ALAE	0.2	6.1	5.7	—	2.5	—	14.5
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(3.6)	(11.8)	(7.2)	(13.4)	(1.9)	(1.4)	(39.3)
Current accident year non-cat loss and ALAE	41.2	51.3	62.2	42.3	18.0	7.7	222.7
Total non-cat loss and ALAE	37.6	39.5	55.0	28.9	16.1	6.3	183.4
Total Loss and ALAE	37.8	45.6	60.7	28.9	18.6	6.3	197.9
ULAE	4.2	4.8	5.0	5.4	1.5	0.5	21.4
Total Loss and LAE	42.0	50.4	65.7	34.3	20.1	6.8	219.3
Underwriting expenses	33.6	36.0	46.0	20.2	17.4	6.0	159.2
Net underwriting (loss) gain	$(10.3)	$2.5	$(13.6)	$5.8	$(1.3)	$(0.2)	$(17.1)

Cat loss and ALAE ratio	0.4%	6.9%	5.8%	—%	6.8%	—%	4.0%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.5)%	(13.3)%	(7.4)%	(22.1)%	(5.2)%	(11.2)%	(10.9)%
Current accident year non-cat loss and ALAE ratio	62.9%	57.7%	63.4%	70.2%	49.7%	61.7%	61.7%
Total non-cat loss and ALAE ratio	57.4%	44.4%	56.0%	48.1%	44.5%	50.5%	50.8%
Total Loss and ALAE ratio	57.8%	51.3%	61.8%	48.1%	51.3%	50.5%	54.8%
ULAE ratio	6.5%	5.4%	5.1%	8.9%	4.2%	4.3%	5.9%
Total Loss and LAE ratio	64.3%	56.7%	66.9%	57.0%	55.5%	54.8%	60.7%
Expense ratio	41.3%	39.1%	40.0%	34.4%	46.6%	41.7%	39.9%
Combined ratio	105.6%	95.8%	106.9%	91.4%	102.1%	96.5%	100.6%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Nine months ended September 30, 2018	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$59.1	$91.1	$92.6	$66.1	$34.9	$12.7	$356.5
Net earned premiums	55.9	91.2	86.7	66.7	33.4	11.8	345.7
Losses and LAE incurred:
Cat loss and ALAE	0.2	9.8	5.8	—	2.4	0.1	18.3
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(5.7)	(6.5)	(2.9)	(8.4)	(2.2)	(3.9)	(29.6)
Current accident year non-cat loss and ALAE	34.9	55.3	55.9	43.3	17.1	6.0	212.5
Total non-cat loss and ALAE	29.2	48.8	53.0	34.9	14.9	2.1	182.9
Total Loss and ALAE	29.4	58.6	58.8	34.9	17.3	2.2	201.2
ULAE	3.2	4.8	4.6	5.6	1.3	0.8	20.3
Total Loss and LAE	32.6	63.4	63.4	40.5	18.6	3.0	221.5
Underwriting expenses	26.4	40.4	36.1	21.8	15.7	6.1	146.5
Net underwriting (loss) gain	$(3.1)	$(12.6)	$(12.8)	$4.4	$(0.9)	$2.7	$(22.3)

Cat loss and ALAE ratio	0.4%	10.8%	6.7%	—%	7.3%	0.6%	5.3%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(10.1)%	(7.1)%	(3.3)%	(12.6)%	(6.5)%	(32.9)%	(8.5)%
Current accident year non-cat loss and ALAE ratio	62.4%	60.6%	64.5%	64.9%	51.1%	51.2%	61.5%
Total non-cat loss and ALAE ratio	52.3%	53.5%	61.2%	52.3%	44.6%	18.3%	53.0%
Total Loss and ALAE ratio	52.7%	64.3%	67.9%	52.3%	51.9%	18.9%	58.3%
ULAE ratio	5.8%	5.2%	5.3%	8.4%	3.9%	6.8%	5.9%
Total Loss and LAE ratio	58.5%	69.5%	73.2%	60.7%	55.8%	25.7%	64.2%
Expense ratio	44.7%	44.3%	39.0%	32.9%	45.0%	47.9%	41.1%
Combined ratio	103.2%	113.8%	112.2%	93.6%	100.8%	73.6%	105.3%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Insurance Segment Results
(unaudited)
($ in millions)
Three months ended September 30, 2019	Personal & Commercial	Specialty run-off	Total

Net written premiums	$347.2	$(0.4)	$346.8
Net earned premiums	319.7	(0.1)	319.6
Losses and LAE incurred:
Cat loss and ALAE	10.3	0.3	10.6
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(15.2)	(0.9)	(16.1)
Current accident year non-cat loss and ALAE	195.0	0.1	195.1
Total non-cat loss and ALAE	179.8	(0.8)	179.0
Total Loss and ALAE	190.1	(0.5)	189.6
ULAE	19.2	(0.1)	19.1
Total Loss and LAE	209.3	(0.6)	208.7
Underwriting expenses	115.5	1.1	116.6
Net underwriting loss	$(5.1)	$(0.6)	$(5.7)

Cat loss and ALAE ratio	3.2%	N/M(1)	3.3%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(4.8)%	N/M	(5.1)%
Current accident year non-cat loss and ALAE ratio	61.0%	N/M	61.2%
Total non-cat loss and ALAE ratio	56.2%	N/M	56.1%
Total Loss and ALAE ratio	59.4%	N/M	59.4%
ULAE ratio	6.0%	N/M	6.0%
Total Loss and LAE ratio	65.4%	N/M	65.4%
Expense ratio	33.3%	N/M	33.6%
Combined ratio	98.7%	N/M	99.0%

(1) N/M = Not Meaningful

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended September 30, 2018	Personal & Commercial	Specialty run-off	Total

Net written premiums	$312.9	$(0.5)	$312.4
Net earned premiums	288.2	18.6	306.8
Losses and LAE incurred:
Cat loss and ALAE	15.9	0.4	16.3
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(19.9)	1.8	(18.1)
Current accident year non-cat loss and ALAE	163.7	11.4	175.1
Total non-cat loss and ALAE	143.8	13.2	157.0
Total Loss and ALAE	159.7	13.6	173.3
ULAE	17.3	0.8	18.1
Total Loss and LAE	177.0	14.4	191.4
Underwriting expenses	109.5	2.3	111.8
Net underwriting gain	$1.7	$1.9	$3.6

Cat loss and ALAE ratio	5.5%	2.2%	5.3%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(6.9)%	9.4%	(5.9)%
Current accident year non-cat loss and ALAE ratio	56.8%	62.1%	57.1%
Total non-cat loss and ALAE ratio	49.9%	71.5%	51.2%
Total Loss and ALAE ratio	55.4%	73.7%	56.5%
ULAE ratio	6.0%	3.9%	5.9%
Total Loss and LAE ratio	61.4%	77.6%	62.4%
Expense ratio	35.0%	(439.2)%	35.8%
Combined ratio	96.4%	(361.6)%	98.2%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Nine months ended September 30, 2019	Personal & Commercial	Specialty run-off	Total

Net written premiums	$994.0	$0.5	$994.5
Net earned premiums	923.9	6.1	930.0
Losses and LAE incurred:
Cat loss and ALAE	71.7	4.0	75.7
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(51.7)	(2.4)	(54.1)
Current accident year non-cat loss and ALAE	553.6	4.9	558.5
Total non-cat loss and ALAE	501.9	2.5	504.4
Total Loss and ALAE	573.6	6.5	580.1
ULAE	59.6	(0.8)	58.8
Total Loss and LAE	633.2	5.7	638.9
Underwriting expenses	339.8	1.7	341.5
Net underwriting loss	$(49.1)	$(1.3)	$(50.4)

Cat loss and ALAE ratio	7.8%	N/M	8.1%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.6)%	N/M	(5.8)%
Current accident year non-cat loss and ALAE ratio	59.9%	N/M	60.1%
Total non-cat loss and ALAE ratio	54.3%	N/M	54.3%
Total Loss and ALAE ratio	62.1%	N/M	62.4%
ULAE ratio	6.4%	N/M	6.3%
Total Loss and LAE ratio	68.5%	N/M	68.7%
Expense ratio	34.2%	N/M	34.3%
Combined ratio	102.7%	N/M	103.0%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Nine months ended September 30, 2018	Personal & Commercial	Specialty run-off	Total

Net written premiums	$898.4	$14.3	$912.7
Net earned premiums	839.9	89.3	929.2
Losses and LAE incurred:
Cat loss and ALAE	63.4	0.2	63.6
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(56.4)	4.2	(52.2)
Current accident year non-cat loss and ALAE	496.0	59.4	555.4
Total non-cat loss and ALAE	439.6	63.6	503.2
Total Loss and ALAE	503.0	63.8	566.8
ULAE	51.0	4.5	55.5
Total Loss and LAE	554.0	68.3	622.3
Underwriting expenses	312.8	16.5	329.3
Net underwriting (loss) gain	$(26.9)	$4.5	$(22.4)

Cat loss and ALAE ratio	7.6%	0.2%	6.8%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(6.7)%	4.6%	(5.6)%
Current accident year non-cat loss and ALAE ratio	59.0%	66.6%	59.8%
Total non-cat loss and ALAE ratio	52.3%	71.2%	54.2%
Total Loss and ALAE ratio	59.9%	71.4%	61.0%
ULAE ratio	6.1%	5.0%	6.0%
Total Loss and LAE ratio	66.0%	76.4%	67.0%
Expense ratio	34.8%	115.9%	36.1%
Combined ratio	100.8%	192.3%	103.1%

The following table provides a reconciliation of our statutory underwriting results to GAAP consolidated income before federal income taxes for the three and nine months ended September 30, 2019 and 2018:

($ millions)	3Q 2019	3Q 2018	YTD 2019	YTD 2018
Segment (loss) income before federal income taxes:
Insurance operations:
Personal insurance SAP underwriting (loss) gain	$(6.3)	$6.9	$(32.0)	$(4.6)
Commercial insurance SAP underwriting gain (loss)	1.2	(5.2)	(17.1)	(22.3)
Specialty run-off	(0.6)	1.9	(1.3)	4.5
Total insurance operations	(5.7)	3.6	(50.4)	(22.4)
Investment operations:
Net investment income	19.3	20.8	60.4	62.2
Net investment (loss) gain	(5.0)	17.8	50.2	18.2
Total investment operations	14.3	38.6	110.6	80.4
All other segments income	—	0.1	0.2	0.3
Reconciling items:
GAAP adjustments	7.2	0.8	17.3	(2.6)
Interest expense on corporate debt	(1.2)	(1.2)	(3.7)	(4.5)
Corporate expenses	(1.9)	(0.9)	(7.3)	(5.8)
Total reconciling items	4.1	(1.3)	6.3	(12.9)
Total consolidated income before federal income taxes	$12.7	$41.0	$66.7	$45.4